[The American Funds Group(r)]
ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 1999
AMERICAN MUTUAL FUND

50 YEARS

[cover: photo of Mt. Rainier]

American Mutual Fund(r) strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

American Mutual Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN CALENDAR 1999
For tax purposes, here are the income dividends and the capital gain distribution you received in calendar 1999.

INCOME DIVIDENDS PER SHARE:
$0.185 paid 3/29/99
$0.185 paid 6/28/99
$0.185 paid 9/27/99
$0.185 paid 12/10/99

CAPITAL GAIN DISTRIBUTION PER SHARE:
$5.045 paid 12/10/99

A Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 1999, will be mailed to you with Your American Funds Tax Guide in late January.

FUND RESULTS IN THIS REPORT WERE COMPUTED WITHOUT A SALES CHARGE UNLESS OTHERWISE INDICATED. FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

[Begin Caption]
About our cover: Washington's Mount Rainier rises above a picturesque lake and forest.
[End Caption]

FELLOW INVESTORS:

As we write to you this year, American Mutual Fund is about to pass a historic milestone. In a few weeks from the time you receive this report, your fund will celebrate its 50th anniversary, a mark of longevity few funds can claim. From its first day - February 21, 1950 - American Mutual Fund has sought the balanced achievement of three goals: current income, growth and capital preservation.

Today we can look at the fund's five decades with pride because American Mutual Fund continues to accomplish those goals. As of the end of its 1999 fiscal year on October 31, the fund's lifetime average annual compound return was 13.3%, only slightly behind the 13.4% average return of the unmanaged Standard & Poor's 500 Stock Composite Index. The fund's return, however, was generated with much less volatility and risk than one is exposed to in the S&P 500 Index. In addition, your fund has provided a steady, above-average stream of income and fared well in down markets. Twenty times in the fund's history the S&P 500 has lost more than 13.5%, but during 19 of the downturns American Mutual Fund declined less than the index.

CONTINUED GROWTH
In the fiscal year ended October 31, the stock market's strong growth continued. The S&P 500 rose 25.7%, the fifth consecutive fiscal year it has risen more than 20%, which is unprecedented in the fund's history. During the year, shareholders saw the value of an investment in American Mutual Fund rise 9.0%, assuming reinvestment of 75.5 cents a share in quarterly dividends and a $2.93 a share capital gain distribution paid in December 1998.

Investors who reinvested their distributions had an income return of 2.6%, well above the 1.5% income return of the S&P 500. Those who took their distributions in cash saw the value of their holdings rise 6.3% and also received an income return of 2.6%.

Primarily as a result of a number of mergers and acquisitions that led to the sale of large holdings, your fund paid a $5.045 a share capital gain in December 1999 - an amount substantially larger than the one paid a year ago.

A DEMANDING PERIOD
Managing the fund to achieve its balanced objective of income, growth and capital preservation is always a challenge. The current period of high growth and global consolidation has proved especially demanding.

Global consolidation continues among many of the industries represented in the portfolio, notably in energy, telecommunications and banking. In fact, two of the three largest holdings at the beginning of the fiscal year, Ameritech and Amoco, as well as several of the portfolio's best-known companies, including Chrysler and Bankers Trust, were acquired or merged during the fiscal year.

While the consolidation surge has benefited American Mutual Fund shareholders by increasing the price of many holdings - more than a dozen companies in the portfolio a year ago have been purchased or are in the process of being acquired - it has also contributed to the fund's substantial realized capital gains. Some holdings, including Bankers Trust and Browning-Ferris Industries, were purchased for cash and some for a combination of cash and stock. Others, notably Chrysler and Amoco, were purchased by non-U.S. companies, which were not eligible for retention in the fund.

CONCENTRATED STRENGTH
During the past year, much of the market's strength came from a small number of growth stocks. The 30 stocks in the S&P 500 that contributed the most to the return - 6% of the stocks in the index - accounted for more than 75% of the return in the 12 months ended October 31. Many of today's most rapidly growing companies - firms such as Microsoft, MCI WorldCom, Cisco Systems and Dell Computer - don't pay dividends and thus are not eligible for inclusion in the fund's portfolio. In fact, more than 15% of the stocks in the S&P 500 do not pay dividends, making them inappropriate for American Mutual Fund.

In this environment of high growth propelled by consolidation and the rapid rise of a small number of very large companies, the fund's portfolio counselors and analysts believe many stocks are very highly valued and have placed greater emphasis on capital preservation. As a result, we have increased the fund's cash and bond position to 28.6%.

The fund's emphasis on current income, growth and capital preservation, which guides our investment decisions today, has served shareholders well over 50 years of market cycles. This philosophy should continue to be as effective a model in the new millennium as it has been for the past half-century. We believe the fund's shareholders invest in the fund because of its three-fold objective. Accordingly, we attempt to reduce risk and emphasize capital preservation as the market rises higher.

We look forward to reporting to you again in six months.

Cordially,
/s/James K. Dunton
James K. Dunton
Chairman of the Board

/s/Robert G. O'Donnell
Robert G. O'Donnell
President

December 15, 1999

THE VALUE OF A LONG-TERM PERSPECTIVE

RESULTS OF A $10,000 INVESTMENT IN AMERICAN MUTUAL FUND
For more than 49 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund's results with the return on other investments is through its "total return."

Total return is a combination of income return and capital results. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 - when the fund began operations - through October 31, 1999. The table beneath the chart shows the fund's total return in each of the 49 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $4,584,179. Incidentally, over the same period, $10,000 in a savings account, with all the interest compounded, would have grown to $119,096./4/

You can use this table to estimate how the value of your own holding has grown over the years. Let's say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1989. At the time, the table indicates the value of the investment illustrated here was $1,299,783. Since then, it has more than tripled to $4,584,179. Thus, in the same period, the value of your 1989 investment - regardless of its size - also has more than tripled.

[Begin Sidebar]
AVERAGE ANNUAL COMPOUND RETURNS
BASED ON THE MAXIMUM OFFERING PRICE*

                For periods ended

                9/30/99                   10/31/99

Ten Years       12.29%                    12.76%

Five Years      15.80%                    16.19%

One Year        6.65%                     2.74%




*Assumes reinvestment of all distributions and payment of 5.75% sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $50,000 or more.
[End Sidebar]

[Begin Sidebar]
The fund's 30-day yield as of November 30, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 2.78%.
[End Sidebar]

[begin mountain chart]

Date          American Mutual Fund             American Mutual Fund
              with dividends reinvested (000's)   with dividends excluded
                                               (000's)

2/21/50       $9.4                             $9.4

7/13/50       9.0                              8.9

10/7/50       10.3                             10.1

10/31/50      10.0                             9.7

10/31/51      12.2                             11.3

7/16/52       13.4                             12.2

10/31/52      13.2                             11.7

3/19/53       14.6                             12.9

9/14/53       13.0                             11.3

10/31/53      14.1                             12.0

10/31/54      19.3                             15.9

9/23/55       26.7                             21.6

10/31/55      25.1                             20.1

8/2/55        31.9                             25.0

10/31/56      29.7                             23.1

12/31/56      30.8                             24.1

10/22/57      26.8                             20.3

10/31/57      28.1                             21.2

1/2/58        27.9                             20.9

9/30/58       34.8                             25.7

10/31/58      36.1                             26.5

8/3/59        43.5                             31.3

10/31/59      41.5                             29.7

12/31/59      43.3                             31.0

9/28/60       40.3                             28.0

10/31/60      40.9                             28.4

10/31/61      54.3                             36.8

12/12/61      57.1                             38.7

6/25/62       42.7                             28.5

10/31/62      46.6                             30.7

10/31/63      61.3                             39.3

10/31/64      71.4                             44.6

6/28/65       70.4                             43.5

10/31/65      79.9                             48.8

12/17/65      82.3                             50.2

10/7/66       71.7                             42.5

10/31/66      77.6                             46.1

1/4/67        79.9                             47.1

9/25/67       98.6                             57.3

10/31/67      92.8                             53.6

3/25/68       89.2                             51.1

10/31/68      109.6                            61.3

11/29/68      115.0                            64.3

10/9/69       98.4                             53.0

10/31/69      103.2                            55.7

5/26/70       78.4                             41.4

10/31/70      93.3                             48.1

4/29/71       121.0                            61.1

10/31/71      113.0                            56.0

11/23/71      106.4                            52.8

8/23/72       128.1                            61.7

10/31/72      125.2                            59.7

12/11/72      136.0                            64.9

8/22/73       112.2                            51.9

10/31/73      124.8                            57.1

3/14/74       126.3                            57.1

10/3/74       91.0                             38.8

10/31/74      105.1                            45.0

12/6/74       96.9                             41.5

7/15/75       138.2                            56.9

10/31/75      132.2                            53.3

12/5/75       130.3                            52.6

9/21/76       174.0                            68.0

10/31/76      167.4                            64.3

12/31/76      182.7                            70.1

10/31/77      176.4                            64.6

1/26/78       175.8                            63.5

9/12/78       229.3                            80.8

10/31/78      198.8                            69.1

10/5/79       257.9                            86.4

10/31/79      232.8                            77.0

10/15/80      315.9                            100.7

10/31/80      303.6                            95.4

6/23/81       350.4                            107.6

9/25/81       317.8                            96.4

10/31/81      334.1                            99.9

8/10/82       334.4                            93.8

10/22/82      434.7                            120.5

10/31/82      426.4                            118.2

1/3/83        444.3                            120.5

10/10/83      562.8                            149.6

10/31/83      544.9                            143.3

11/29/83      564.8                            148.5

7/24/84       507.7                            128.7

10/31/84      577.2                            144.4

1/4/85        583.5                            144.2

7/17/85       705.0                            170.3

10/31/85      701.8                            167.6

9/4/86        936.5                            217.0

10/31/86      913.1                            209.4

8/25/87       1,136.9                          253.2

10/19/87      886.3                            195.6

10/31/87      960.9                            212.1

12/4/87       893.6                            197.3

6/22/88       1,071.4                          229.9

10/31/88      1,081.2                          227.1

1/3/89        1,071.7                          220.6

10/31/89      1,299.8                          259.4

12/13/89      1,346.6                          268.7

10/31/90      1,239.3                          235.2

1/9/91        1,280.5                          238.5

8/28/91       1,533.1                          279.4

10/31/91      1,544.4                          278.5

12/10/91      1,500.8                          267.7

8/3/92        1,715.8                          299.7

10/31/92      1,690.0                          292.2

12/4/92       1,721.0                          294.5

10/15/93      2,018.7                          335.9

10/31/93      2,004.9                          333.6

11/1/93       2,003.1                          333.3

4/4/94        1,902.0                          313.6

10/31/94      2,039.9                          326.4

12/8/94       1,968.4                          311.8

10/19/95      2,505.2                          386.1

10/31/95      2,473.4                          381.2

1/10/96       2,579.7                          394.3

10/21/96      2,965.1                          442.2

10/31/96      2,940.7                          438.6

12/16/96      2,977.6                          440.7

10/7/97       3,809.7                          552.3

10/31/97      3,652.2                          529.4

1/9/98        3,718.5                          535.7

4/17/98       4,289.1                          614.0

10/31/98      4,205.5                          594.2

11/23/98      4,395.6                          621.0

12/14/99      4,240.0                          595.3

10/31/99      4,584.2                          631.8



Date                  S&P with Dividends
                      reinvested

2/21/50               $10,000

10/24/50              9,942

10/31/50              11,945

12/4/50               12,654

10/15/51              15,658

10/31/51              15,060

11/24/51              14,640

8/8/52                17,572

10/31/52              17,076

1/5/53                18,860

9/14/53               16,520

10/31/53              18,088

11/17/53              17,875

10/6/54               25,447

10/31/54              24,608

11/1/54               24,693

9/23/55               36,622

10/31/55              34,277

11/1/55               34,228

8/2/56                41,502

10/31/56              38,383

7/15/57               42,558

10/22/57              34,124

10/31/57              35,945

12/18/57              34,474

10/13/58              46,989

10/31/58              46,725

11/25/58              46,443

8/3/59                56,587

10/31/59              54,057

1/5/60                54,238

10/25/60              50,873

10/31/60              51,934

11/1/60               52,469

10/31/61              68,836

12/12/61              72,869

6/26/62               53,283

10/3162               58,613

11/1/62               59,235

10/28/63              79,804

10/31/63              79,300

11/22/63              74,586

10/12/64              94,164

10/31/64              93,745

6/28/65               91,596

10/27/65              105,390

10/31/65              105,287

2/9/66                108,094

10/7/66               86,244

10/31/66              94,491

11/22/66              93,866

9/25/67               117,941

10/31/67              114,315

3/5/68                107,666

10/21/68              131,854

10/31/68              129,870

11/29/68              136,099

7/29/69               136,099

10/31/69              126,055

11/10/69              127,468

5/26/70               91,431

10/31/70              112,074

11/18/70              111,454

4/28/71               143,317

10/31/71              130,925

11/23/71              125,270

8/14/72               159,816

10/31/72              159,556

1/11/73               173,164

8/22/73               146,938

10/31/73              159,492

11/1/73               158,609

10/3/74               95,773

10/31/74              113,642

12/6/74               99,971

7/15/75               152,167

10/31/75              143,265

12/5/75               139,693

9/21/76               178,535

10/31/76              172,008

12/31/76              181,519

10/25/77              159,037

10/31/77              161,378

3/6/78                153,947

9/12/78               194,618

10/31/78              171,525

11/14/78              170,309

10/5/79               216,142

10/31/79              197,786

3/27/80               193,426

10/15/80              274,076

10/31/80              261,305

11/28/80              288,057

9/25/81               239,589

10/31/81              262,733

8/12/82               230,795

10/20/82              318,251

10/31/82              305,634

11/23/82              303,851

10/10/83              412,607

10/31/83              390,859

7/24/84               365,687

9/17/84               417,762

10/31/84              415,486

12/13/84              404,779

7/17/85               505,646

10/31/85              495,859

11/4/85               499,595

9/4/86                680,720

10/31/86              660,216

11/18/86              640,733

8/25/87               932,590

10/31/87              702,093

12/4/87               624,380

10/21/88              819,796

10/31/88              806,242

11/16/88              762,457

10/9/89               1,076,196

10/31/89              1,018,049

7/16/90               1,131,616

10/11/90              915,096

10/31/90              941,546

11/7/90               947,771

8/28/91               1,260,203

10/31/91              1,256,985

11/29/91              1,201,768

9/14/92               1,392,857

10/31/92              1,381,777

11/4/92               137,659

10/15/93              1,593,139

10/31/93              1,587,473

2/2/94                1,646,390

4/4/94                1,509,801

10/31/94              1,648,906

12/8/94               1,555,002

10/19/95              2,116,233

10/31/95              2,083,520

11/1/95               2,093,266

10/18/96              2,604,378

10/31/96              2,584,044

11/1/96               2,578,548

10/7/97               3,669,316

10/31/97              3,413,653

11/12/97              3,381,331

7/17/98               4,478,987

10/31/98              4,163,927

11/3/98               4,210,051

7/16/99               5,427,927

10/31/99              5,232,347


[end chart]

Year-by-year summary of results

                                     1950#            1951             1952            1953             1954

Dividends reinvested/5/              $310             533              524             579              613

Value at year-end/1/                 $10,018          12,234           13,163          14,076           19,261

Dividends excluded/6/                $307             507              480             508              515

Value at year-end/1/                 $9,708           11,334           11,710          12,009           15,876

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     3.1%             5.3              4.3             4.4              4.4

Capital results/1/                   (2.9)%           16.8             3.3             2.7              32.4

AMF Total Return                     0.2%             22.1             7.6             6.9              36.8

Year-by-year summary of results

                                     1955             1956             1957            1958             1959

Dividends reinvested/5/              667              789              911             1,010            1,050

Value at year-end/1/                 25,050           29,651           28,050          36,140           41,488

Dividends excluded/6/                545              627              702             754              764

Value at year-end/1/                 20,087           23,142           21,241          26,511           29,668

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     3.5              3.1              3.1             3.6              2.9

Capital results/1/                   26.6             15.3             (8.5)           25.2             11.9

AMF Total Return                     30.1             18.4             (5.4)           28.8             14.8

Year-by-year summary of results

                                     1960             1961             1962            1963             1964

Dividends reinvested/5/              1,210            1,257            1,372           1,523            1,697

Value at year-end/1/                 40,864           54,348           46,572          61,289           71,355

Dividends excluded/6/                854              867              921             993              1,079

Value at year-end/1/                 28,371           36,806           30,677          39,309           44,625

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     2.9              3.1              2.5             3.3              2.8

Capital results/1/                   (4.4)            29.9             (16.8)          28.3             13.6

AMF Total Return                     (1.5)            33.0             (14.3)          31.6             16.4

Year-by-year summary of results

                                     1965             1966             1967            1968             1969

Dividends reinvested/5/              1,844            2,271            2,568           3,154            3,762

Value at year-end/1/                 79,919           77,646           92,836          109,586          103,215

Dividends excluded/6/                1,143            1,372            1,507           1,796            2,076

Value at year-end/1/                 48,769           46,067           53,558          61,257           55,651

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     2.6              2.8              3.3             3.4              3.4

Capital results/1/                   9.4              (5.6)            16.3            14.6             (9.2)

AMF Total Return                     12.0             (2.8)            19.6            18.0             (5.8)

Year-by-year summary of results

                                     1970             1971             1972            1973             1974

Dividends reinvested/5/              4,168            4,424            4,711           5,069            7,273

Value at year-end/1/                 93,358           112,999          125,226         124,799          105,121

Dividends excluded/6/                2,209            2,244            2,304           2,380            3,258

Value at year-end/1/                 48,100           56,017           56,737          57,130           44,985

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     4.0              4.7              4.2             4.0              5.8

Capital results/1/                   (13.6)           16.3             6.6             (4.3)            (21.6)

AMF Total Return                     (9.6)            21.0             10.8            (0.3)            (15.8)

Year-by-year summary of results

                                     1975             1976             1977            1978             1979

Dividends reinvested/5/              7,300            7,881            8,604           9,989            11,322

Value at year-end/1/                 132,196          167,378          176,433         198,946          232,804

Dividends excluded/6/                3,055            3,123            3,244           3,583            3,860

Value at year-end/1/                 53,330           64,276           64,555          69,119           76,959

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     6.9              6.0              5.1             5.7              5.7

Capital results/1/                   18.9             20.6             0.3             7.1              11.3

AMF Total Return                     25.8             26.6             5.4             12.8             17.0

Year-by-year summary of results

                                     1980             1981             1982            1983             1984

Dividends reinvested/5/              13,854           16,351           26,841          26,227           26,606

Value at year-end/1/                 303,583          334,115          426,436         544,914          577,158

Dividends excluded/6/                4,491            5,044            7,807           7,122            6,867

Value at year-end/1/                 95,432           99,944           118,168         143,286          144,418

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     6.0              5.4              8.0             6.2              4.9

Capital results/1/                   24.4             4.7              19.6            21.6             1.0

AMF Total Return                     30.4             10.1             27.6            27.8             5.9

Year-by-year summary of results

                                     1985             1986             1987            1988             1989

Dividends reinvested/5/              30,124           34,058           39,285          50,009           59,908

Value at year-end/1/                 701,833          913,068          960,885         1,081,197        1,299,783

Dividends excluded/6/                7,403            8,006            8,876           10,831           12,336

Value at year-end/1/                 167,598          209,414          212,116         227,086          259,386

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     5.2              4.9              4.3             5.2              5.5

Capital results/1/                   16.4             25.2             0.9             7.3              14.7

AMF Total Return                     21.6             30.1             5.2             12.5             20.2

Year-by-year summary of results

                                     1990             1991             1992            1993             1994

Dividends reinvested/5/              66,101           71,766           67,509          70,887           76,471

Value at year-end/1/                 1,239,341        1,544,407        1,690,010       2,004,855        2,039,865

Dividends excluded/6/                12,953           13,356           11,977          12,073           12,540

Value at year-end/1/                 235,204          278,500          292,156         333,582          326,418

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     5.1              5.8              4.4             4.2              3.8

Capital results/1/                   (9.8)            18.8             5.0             14.4             (2.1)

AMF Total Return                     (4.7)            24.6             9.4             18.6             1.7

Year-by-year summary of results

                                     1995             1996             1997            1998             1999

Dividends reinvested/5/              83,156           90,173           95,004          104,111          110,493

Value at year-end/1/                 2,473,435        2,940,729        3,652,188       4,205,452        4,584,179

Dividends excluded/6/                13,110           13,725           14,010          14,946           15,466

Value at year-end/1/                 381,224          438,613          529,422         594,159          631,824

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     4.1              3.6              3.2             2.9              2.6

Capital results/1/                   17.2             15.3             21.0            12.2             6.4

AMF Total Return                     21.3             18.9             24.2            15.1


$5,232,347
S&P 500 with
dividends reinvested

$4,584,179/1,2/
American Mutual Fund
with dividends reinvested

$631,824/1,3/
American Mutual Fund
with dividends excluded

$119,096/4/
Average savings
Institution with
Interest compounded

$10,000/1/
original investment

AVERAGE
ANNUAL
COMPOUND
RETURN FOR
AMF'S
LIFETIME
4.18%
8.94
13.12%/1/

Past results are not predictive of future results. The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

#Fund commenced operations February 21, 1950.

/1/These figures, unlike those shown earlier in this report, reflect payment of 5.75% sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested capital gain distributions totaling $1,744,018 in the years 1950-1999 and reinvested dividends. The total "cost" of this investment ($10,000 plus $1,257,319 in reinvested dividends) was $1,267,319.

/3/Includes reinvested capital gain distributions taken in shares totaling $332,214 but does not reflect income dividends taken in cash.

/4/Reflects all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983. Results based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board.

/5/Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982,
$3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990 and $8,996 in
1991.

/6/Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990 and $1,707 in
1991.

[Begin Caption]
EISENHOWER, COLD WAR AND KOREA
1950S
[End Caption]

[Begin Caption]
KENNEDY, CONGLOMERATES AND VIETNAM
1960S
[End Caption]

[Begin Caption]
1970S
OPEC, E-MAIL AND TRANSITION
[End Caption]

[Begin Caption]
FALLING OIL PRICES, REBOUNDING MARKETS AND CRUMBLING WALLS
1980S
[End Caption]

[Begin Caption]
1990S
GULF WAR, BULL MARKET AND INTERNET COMMERCE
[End Caption]

AMERICAN MUTUAL FUND:
FIFTY YEARS OF INCOME, GROWTH AND CAPITAL PRESERVATION

In February, American Mutual Fund will celebrate its golden anniversary. It has been around longer than the vast majority of mutual funds and is even older than many of its shareholders. Indeed, for most people, 50 years is half a lifetime or more - time enough to raise a family, send children to college and begin thinking about retirement: goals American Mutual Fund may have helped investors achieve more easily.

During the fund's first five decades, fads and fancies have swept through American life as well as through the investing world. But the fund's basic charter - to provide investors with current income, growth and preservation of capital - is as relevant today as it was on February 21, 1950, the day the fund began operations. Through the decades, American Mutual Fund has met those goals. The fund has generated a 13.3% lifetime average annual compound return and, while its income return has fluctuated, it has averaged just over 4% a year. In addition, the fund has been unusually resilient in down markets.

A key ingredient in American Mutual Fund's success is the depth of experience of the fund's managers. The five portfolio counselors have a total of 159 years of investment experience among them - an average of nearly 32 years.

This depth of experience may be unmatched in the mutual fund industry. One portfolio counselor, Jon Lovelace, has been a director and portfolio counselor with American Mutual Fund for more than 40 years - one of the longest tenures in the mutual fund industry.

The fund's investment counselors have managed investments during wars, recessions and exuberant bull markets. They've also seen their share of market downturns. Seven times in the fund's lifetime, Standard & Poor's 500 Composite Stock Index has taken a bearish turn and lost more than 20%. It came within a whisker of that three more times.

"With its focus on the balanced accomplishment of three objectives, American Mutual Fund promised from the beginning to be somewhat less aggressive and do better in down markets," says Jon Lovelace. "We've done a remarkable job of that over these 50 years," he says.

[Begin Sidebar]
[photo: Jonathan B. Lovelace]

Jonathan B. Lovelace

Jon has been involved with American Mutual Fund since its earliest days. In 1953, he was an assistant secretary and assistant treasurer of the fund. In 1968, he became the fund's president and in 1971, its chairman. He became chairman emeritus in 1999.

A life member of the Sierra Club, he's also a member of the Council on Foreign Relations, a former board member of American Public Radio (now Public Radio International) and has held the position of chairman of the board of both the
J. Paul Getty Trust and Claremont McKenna College.

"If you're managing this fund appropriately, you're going to look kind of dull in up markets. In the 1960s there was the thought, an arrogance really, that you could fine tune the economy and control it. That was the first time we saw the approach that emphasized total return over income, an approach which is very much in vogue again now." Jonathan Lovelace
[End Sidebar]

[Begin Sidebar]
1950S
1950  1951  1952  1953  1954  1955  1956  1957  1958  1959
EISENHOWER, COLD WAR AND KOREA

1950:          KOREAN WAR BEGINS

1952:          EISENHOWER ELECTED PRESIDENT

1957:          FROM JULY 15 TO OCTOBER 22,

               THE S&P 500 LOSES 20.7%;

               AMF DOWN 19.0%

1957:          SPUTNIK LAUNCHED


A few holdings in American Mutual Fund during the decade: General Electric, General Motors, Ford and Standard Oil of California.
[End Sidebar]

[photo: Presidential convention]

1950S: EISENHOWER, COLD WAR AND KOREA
The tone for the fund's long-term success was set from the very beginning, says Marge Fisher, a former portfolio counselor and president of the fund, who retired in 1986. Jonathan Bell Lovelace, Sr., who founded Capital Research and Management Company, the investment adviser to the fund, drew on his personal experience when he started American Mutual Fund, Fisher says.

"He had been through the crash of 1929 and knew how to handle it. He always looked ahead several years, not just at the current market."

We can look back on the 1950s as the decade that laid the foundation for the fund and the country. President Eisenhower won funding for the interstate highway system, and Americans took to the road as never before. The first credit card was issued, and the Soviets launched Sputnik, touching off the space race.

The decade also marked an important change in the way Capital Research managed its funds. In the beginning, Capital Research used an investment committee led by Jonathan Lovelace, Sr., but in 1953 moved to a single-manager system.

It stayed that way until 1958, when Jon Lovelace suggested a new approach to investment management, which became known as the multiple portfolio counselor system. The fund's portfolio counselors share research, opinions and insights, but rather than acting as a committee, each invests a portion of the assets according to his or her strongest convictions within the limits set by the fund's objectives.

[Begin Sidebar]
[photo: James K. Dunton]

James K. Dunton

Jim joined Capital Research as an analyst in 1962 and four years later began managing assets in American Mutual Fund. He became vice president of the fund in 1984 and president in 1993. In 1997 he was elected chairman of the fund.

A former chairman of both the Association for Investment Management and Research and the Financial Analysts Federation, Jim has also served as a trustee of the Darden School of Business Administration at the University of Virginia.

"The people who invest in this fund are those who are especially sensitive to the periodic but unpredictable downside risk in the stock market. They want a good return and solid dividends without the level of risk that's inherent in a lot of other investments." James K. Dunton
[End Sidebar]

[Begin Sidebar]
1960S
1960  1961  1962  1963  1964  1965  1966  1967  1968  1969
KENNEDY, CONGLOMERATES AND VIETNAM

1961:              BERLIN WALL ERECTED

1965:              PRESIDENT JOHNSON ORDERS

                   BOMBING OF NORTH VIETNAM

1968 - 1970:       S&P 500 DECLINES 36.1%

                   FROM NOVEMBER 29, 1968 TO

                   MAY 26, 1970; AMF DOWN 35.7%

1969:              MAN WALKS ON THE MOON




A few holdings in American Mutual Fund
during the decade: Eastman Kodak,
General Dynamics, Columbia Broadcasting
and Xerox.
[End Sidebar]

[Begin Sidebar]
All results in the timeline were calculated with dividends taken in cash and capital gains reinvested.
[End Sidebar]

"I proposed it as an interim measure because we didn't know how it would work," says Jon Lovelace. "There was a lot of skepticism, but I thought it was a good way to phase in other people. It turned out that it worked so well we expanded it."

Today every fund in The American Funds Group, with the exception of money market funds, uses the multiple portfolio counselor system. An important element of this approach is how it helps ease in new portfolio counselors and analysts.

"The system gives you the chance to work closely with experienced people," says Tim Armour, whose 16 years of investment experience make him the "newest" American Mutual Fund portfolio counselor. "I remember in October 1987 when the market fell so quickly. For a person new to the business like me, it was hard not to wonder where we were headed. Were we going into another recession? But Jon [Lovelace] was buying stocks at good valuations, and when you see someone with his experience, background and knowledge of the market view the downturn as an opportunity, it has a huge impact on you."

As the 1950s ended and American Mutual Fund headed into its second decade, the experience of the fund's managers would prove its value to shareholders.

[photo: Kennedy, speaking to a crowd]

1960S: KENNEDY, CONGLOMERATES AND VIETNAM
In January 1961, John F. Kennedy was sworn in as president of the United States. Soon the U.S. economy was in an era of low inflation and low interest rates. But by the end of the decade, the S&P 500 would suffer three severe down markets and the seeds of future economic problems would be planted.

[Begin Sidebar]
[photo: R. Michael Shanahan]

R. Michael Shanahan

Mike started at Capital Research as an analyst in 1965 and became a portfolio counselor in American Mutual Fund in 1986. He is chairman of the board of trustees of Harvey Mudd College and chairman of the board of Capital Research and Management Company.

"American Mutual Fund doesn't have great appeal in periods when everything is exuberant. The objectives of income and preservation of capital get in the way of growth. But for the long term, the fund's philosophy really makes sense."

Michael Shanahan
[End Sidebar]

[Begin Sidebar]
1970S
1970  1971  1972  1973  1974  1975  1976  1977  1978  1979
OPEC, E-MAIL AND TRANSITION

1972:             PRESIDENT NIXON VISITS CHINA

1973:             OPEC OIL EMBARGO

                  1973 - 1974: S&P 500 LOSES 48.2%

                  FROM JANUARY 11, 1973 TO

                  OCTOBER 3, 1974; AMF

                  DECLINES 36.7%

1975:             BILL GATES DROPS OUT OF

                  HARVARD TO FOUND MICROSOFT


A few holdings in American Mutual Fund during the decade: Sperry Rand, Digital Equipment, IBM and Boeing.
[End Sidebar]

"Early in the decade, it was an extremely predictable world," says James Dunton, the fund's current chairman, who began managing money in American Mutual Fund more than 30 years ago. "Interest rates were stable. Inflation was stable. Profit growth was steady."

By mid-decade, though, signs of change emerged. The government was printing money to pay for the Vietnam War; in 1966, interest rates began to rise and the market turned down sharply. In eight months, between February 9, 1966 and October 7, 1966, the S&P 500 lost 22.2%.

"It was a warning bell that something was changing. It was really the beginning of the inflationary spiral," Dunton says. "But the market came roaring back, and by the late 1960s the conglomerate craze was going strong. The big conglomerates were gobbling up hundreds of companies a year."

At the same time, investors seemed to lose interest in income as an objective. "There was a feeling then that you didn't have to worry about income - that you could just take the return you needed out of your capital gains," says Jon Lovelace. "At that time, you could have easily asked if American Mutual was still relevant."

But if anything, the rising market of the late 1960s reinforced the value of the fund's approach, says Jon Lovelace. "It was important that we stuck by our guns in that period."

In 1968, the year Jon Lovelace was elected president of the fund, a long, harsh bear market began. From November 29, 1968 to May 26, 1970, the S&P 500 lost 36.1% while American Mutual declined 35.7%.

As bad as that bear market was, a worse downturn - and a stronger rebound - awaited investors in the next decade.

[photo: Sign that reads, "GAS SHORTAGE! Sales limited to 10 GALS. of GAS PER CUSTOMER."]

1970S: OPEC, E-MAIL AND TRANSITION

The 1970s was a time of transition. The nation struggled through an oil embargo, rising interest rates, a severe recession and President Richard Nixon's resignation. For equity investors, it was a decade of market swings and a time to reassess the 1960s' emphasis on growth. The S&P 500 lost more than 13.5% seven times, and investors were reminded that markets can turn down for long periods. In the 1973-1974 bear market, which lasted 21 months, the S&P 500 lost 48.2% - almost half its value. During that downturn, American Mutual Fund declined 36.7%.

To put the severity of the downturn in proper perspective, Jon Lovelace notes that "In January 1973, the market reached a level that it did not get back to and stay ahead of until September 1982."

Hints of future changes could be seen in the first years of the decade. In 1972 e-mail was born, and by 1976 Steve Jobs and Steve Wozniak had created the first Apple computer.

"The 1970s was a real transition. It marked the end of the attitude of emphasizing only growth and it was the start of the interest-rate spiral," says Mike Shanahan, a portfolio counselor with the fund who has more than 30 years of investment experience. After the speculation of the late 1960s, the 1970s proved the value of American Mutual Fund's approach, he says.

"American Mutual Fund doesn't have great appeal in periods when everything is exuberant. The objectives of income and preservation of capital get in the way of growth. But for the long term, the fund's philosophy really makes sense," Shanahan says. "Jon has always said: $Dividends matter. They're the most predictable part of the total return.' "

[Begin Sidebar]
[photo: Robert G. O'Donnell]

Robert G. O'Donnell

Bob began his career in the investment business in 1972 and joined Capital Research Company in 1975. He was elected vice president of American Mutual Fund in 1987 and president in 1997. He is a trustee of the University of California, Berkeley Foundation, and a member of the advisory board of the Library of the University of California, Berkeley.

"A big difference between managing this fund today and 10 years ago is how many of the stocks in the S&P 500 aren't eligible to be in the fund because they don't pay a dividend." Robert G. O'Donnell
[End Sidebar]

[Begin Sidebar]
1980S
1980  1981  1982  1983  1984  1985  1986  1987  1988  1989
FALLING OIL PRICES, REBOUNDING MARKETS AND CRUMBLING WALLS

1980:         REAGAN ELECTED PRESIDENT

1982:         U.S. SUFFERS WORST RECESSION

              IN 40 YEARS

1987:         FROM AUGUST 25, 1987 TO

              DECEMBER 4, 1987

              THE S&P 500 LOSES 33.5%;

              AMF DECLINES 22.1%

1989:         BERLIN WALL TORN DOWN




A few holdings in American Mutual Fund during the decade: Procter & Gamble, Polaroid, Monsanto and DuPont.
[End Sidebar]

[photo: Person chipping away at Berlin Wall]

1980S: FALLING OIL PRICES, REBOUNDING MARKETS AND CRUMBLING WALLS

The fallout of the oil embargo and high interest rates of the 1970s lingered into the 1980s. But as the decade progressed, oil prices fell, interest rates declined and the stock market gained momentum. There were still downturns, but they were less frequent and shorter. The S&P 500 lost 14.4% from October 10, 1983, to July 24, 1984, but the index dropped more than 13.5% only one subsequent time in the 1980s: In 1987, the S&P 500 lost 33.5% in a brief but frightening plunge.

Despite the setbacks, the 1980s was a period of strong stock market growth. The S&P 500 ended the decade three times higher than it began. Some of the fastest growing stocks in the 1980s, though, didn't pay dividends and weren't included in the fund's holdings.

"The nature of the eligibility list, the quality test, and the dividend requirement force the fund to be less diversified than an index such as the S&P 500," says Bob O'Donnell, a fund portfolio counselor with more than 27 years' experience. "We can't invest in everything in that index."

Balancing the fund's three goals often means not investing in the hottest stock of the day. But, O'Donnell notes, American Mutual Fund isn't designed for investors who want only growth. "This fund works well for the person who's concerned about absolute return, who wants growth but also cares about minimizing the damage to their capital in a difficult period."

[Begin Sidebar]
[photo: Timothy D. Armour]

Timothy D. Armour

Tim joined Capital Research in 1983 as a research analyst specializing in service and global telecommunications companies. In 1994 he was elected vice president of American Mutual Fund and senior vice president in 1997. He is chairman of the board of Capital Research Company.

"We're looking for financially sound companies that have good prospects for future growth and that provide respectable dividends as well." Timothy D. Armour
[End Sidebar]

[Begin Sidebar]
1990S
1990  1991  1992  1993  1994  1995  1996  1997  1998  1999
GULF WAR, BULL MARKET AND INTERNET COMMERCE

1990:         WAR IN THE PERSIAN GULF

1990:         FROM JULY 16, 1990 TO

              OCTOBER 11, 1990, THE

              S&P 500 GOES DOWN 19.9%;

              AMF DECLINES 13.2%

1997:         HONG KONG RETURNS TO

              CHINESE SOVEREIGNTY

1999:         200 MILLION PEOPLE

              CONNECTED BY THE INTERNET




A few holdings in American Mutual Fund during the decade: Chrysler, Xerox, General Motors and General Electric.
[End Sidebar]

[photo: Soldier, with smoke in foreground]

1990S: GULF WAR, BULL MARKET AND INTERNET COMMERCE

The 1980s ended with the fall of the Berlin Wall, prompting politicians and economists to speak of a "peace dividend." But the new decade began with war in the Persian Gulf and a bear market.

After dropping 19.9% in three months in 1990, the S&P 500 quickly resumed its climb. "We've basically had a bull market for 16 years with some small downdrafts along the way," says Armour. "Now the market has appreciated so much that the dividend yield has dropped to nearly 1%."

Today's environment is reminiscent of earlier periods when investors favored growth over dividends. American Mutual Fund, though, is still investing essentially the way it has for almost 50 years. "We tend to buy out-of-favor companies that have had pretty good track records over a long period of time and have financially sound balance sheets," Armour says.

The world has changed dramatically in the past 50 years, but, O'Donnell notes, the portfolio counselors and analysts' motivation is the same today as it was on February 21, 1950. "We're not managing this fund for our personal egos or to try to get on the cover of a magazine. We're very conscious that we've got people's college money and retirement money. That's what drives us every day."

This motivation, combined with leadership and a view to the long term, is a formula that has worked for 50 years and should be a good foundation for the next five decades as well.

[photos: globe, map, American flag]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in American Mutual Fund, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and to benefit from economies of scale.

A GLOBAL PERSPECTIVE

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS

Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline of October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the fund's transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of A Portfolio for Every Investor.

American Mutual Fund, Inc.
Investment Portfolio, October 31, 1999

                                                                    Percent of
Largest Industry Holdings                                           Net Assets
Banking                                                                  10.34%
Diversified Telecommunication Services                                     9.54
Energy Sources                                                             6.28
Utilities:  Electric & Gas                                                 6.01
Health & Personal Care                                                     4.88


                                                                    Percent of
Largest Individual Holdings                                         Net Assets
Sprint FON Group                                                          3.00%
Bank of America                                                           2.04
SBC Communications                                                        1.81
U S WEST                                                                  1.54
Bristol-Myers Squibb                                                      1.47
Household International                                                   1.41
AT&T                                                                      1.19
IBM                                                                       1.09
Monsanto                                                                  1.09
Southern Co.                                                              1.07

                                                                    Market ValuPercent Of Net
Equity Securities (Common and Preferred Stocks)              Shares (Millions)      Assets
-------------------------------------------------------------------------------------------

Energy

Energy Sources  -  6.28%
Ashland Inc.                                               1,850,000     61.050         .58
Atlantic Richfield Co.                                       645,000     60.106         .58
Chevron Corp.                                                493,500     45.063         .43
Conoco Inc., Class B                                       2,305,580     62.539         .60
Exxon Corp.                                                  170,000     12.591         .12
Kerr-McGee Corp.                                             600,000     32.250         .31
Mobil Corp.                                                  140,000     13.510         .13
Phillips Petroleum Co.                                     2,300,000    106.950        1.03
Royal Dutch Petroleum Co. (New York Registered)            1,750,000    104.891        1.01
Sunoco, Inc.                                               1,100,000     26.537         .25
Texaco Inc.                                                1,510,000     92.676         .89
Ultramar Diamond Shamrock Corp.                            1,500,000     36.750         .35

UTILITIES: ELECTRIC & GAS  -  6.01%
Ameren Corp.                                                 300,000     11.344         .11
American Electric Power Co., Inc.                            575,000     19.837         .19
Carolina Power & Light Co.                                   900,000     31.050         .30
Central and South West Corp.                               4,275,000     94.852         .91
Consolidated Edison, Inc.                                  1,085,700     41.460         .40
Duke Energy Corp.                                          1,925,000    108.762        1.04
FPL Group, Inc.                                              700,000     35.219         .34
GPU, Inc.                                                    800,000     27.150         .26
New Century Energies, Inc.                                 3,100,000    100.944         .97
Southern Co.                                               4,200,000    111.562        1.07
TECO Energy, Inc.                                          2,000,000     44.125         .42
                                                                    -----------------------
                                                                      1,281.218       12.29
                                                                    -----------------------

Materials

Chemicals  -  3.60%
Air Products and Chemicals, Inc.                             400,000     11.000         .11
Hercules Inc.                                              1,800,000     43.313         .42
International Flavors & Fragrances Inc.                      900,000     34.425         .33
Mallinckrodt Inc.                                          2,000,000     67.875         .65
Monsanto Co.                                               2,942,700    113.294        1.09
PPG Industries, Inc.                                         570,900     34.611         .33
Praxair, Inc.                                              1,500,000     70.125         .67

Forest Products & Paper  -  2.55%
Fort James Corp.                                           2,658,800     69.960         .67
Georgia-Pacific Corp., Georgia-Pacific Group                 500,000     19.844
Georgia-Pacific Corp., Timber Group                          725,000     17.309         .36
International Paper Co.                                      700,000     36.837         .35
Westvaco Corp.                                             3,400,000    100.938         .97
Weyerhaeuser Co.                                             350,000     20.891         .20
                                                                    -----------------------
                                                                        640.422        6.15
                                                                    -----------------------

Capital Equipment

Aerospace & Military Technology  -  1.17%
Boeing Co.                                                   957,100     44.086         .42
Northrop Grumman Corp.                                       600,000     32.925         .32
Raytheon Co., Class A                                        140,600      3.858
Raytheon Co., Class B                                        575,000     16.747         .20
United Technologies Corp.                                    400,000     24.200         .23

Data Processing & Reproduction  -  2.21%
Hewlett-Packard Co.                                          250,000     18.516         .18
International Business Machines Corp.                      1,160,000    114.115        1.09
Xerox Corp.                                                3,500,000     98.000         .94

Electrical & Electronic  -  0.89%
Emerson Electric Co.                                         600,000     36.037         .35
Harris Corp.                                               1,650,000     37.022         .35
Hubbell Inc., Class B                                        720,000     19.935         .19

Electronic Components  -  0.67%
Thomas & Betts Corp.                                       1,550,000     69.556         .67

Industrial Components  -  1.68%
Dana Corp.                                                   700,000     20.694         .20
Delphi Automotive Systems Corp.                              698,465     11.481         .11
Eaton Corp.                                                  400,000     30.100         .29
Federal-Mogul Corp.                                          350,000      8.794
Federal-Mogul Corp. 7.00% convertible preferred              500,000     19.187         .26
Genuine Parts Co.                                          1,625,000     42.352         .41
Johnson Controls, Inc.                                       280,000     17.010         .16
TRW Inc.                                                     600,000     25.725         .25

Machinery & Engineering  -  1.02%
Briggs & Stratton Corp.                                      629,100     36.763         .36
Caterpillar Inc.                                             400,000     22.100         .21
Deere & Co.                                                1,300,000     47.125         .45
                                                                    -----------------------
                                                                        796.328        7.64
                                                                    -----------------------

Consumer Goods

Automobiles  -  0.07%
General Motors Corp.                                         109,200      7.671         .07

Beverages  -  0.73%
PepsiCo, Inc.                                              2,200,000     76.312         .73

Food & Household Products  -  1.86%
Bestfoods                                                    270,000     15.863         .15
Colgate-Palmolive Co.                                        500,000     30.250         .29
ConAgra, Inc.                                                800,000     20.850         .20
General Mills, Inc.                                          900,000     78.469         .75
Sara Lee Corp.                                             1,800,000     48.712         .47

Health & Personal Care  -  4.88%
Abbott Laboratories                                        1,500,000     60.563         .58
Bristol-Myers Squibb Co.                                   2,000,000    153.625        1.47
Eli Lilly and Co.                                            800,000     55.100         .53
Johnson & Johnson                                            400,000     41.900         .40
Kimberly-Clark Corp.                                         400,000     25.250         .24
Merck & Co., Inc.                                            400,000     31.825         .31
Pfizer Inc                                                   600,000     23.700         .23
Pharmacia & Upjohn, Inc.                                     647,500     34.925         .34
Schering-Plough Corp.                                        500,000     24.750         .24
Warner-Lambert Co.                                           700,000     55.868         .54

Recreation, Other Consumer Products  -  0.90%
Pennzoil-Quaker State Co.                                  1,250,000     14.765         .14
Stanley Works                                              2,850,000     79.088         .76

Textiles & Apparel  -  0.79%
NIKE, Inc., Class B                                          850,000     47.972         .46
VF Corp.                                                   1,150,000     34.572         .33
                                                                    -----------------------
                                                                        962.030        9.23
                                                                    -----------------------

Services

Broadcasting & Publishing  -  1.09%
Gannett Co., Inc.                                            650,000     50.131         .48
Knight-Ridder, Inc.                                        1,000,000     63.500         .61

Business & Public Services  -  0.40%
Electronic Data Systems Corp.                                250,000     14.625         .14
Waste Management, Inc.                                     1,500,000     27.563         .26

Merchandising  -  2.31%
Albertson's, Inc.                                          1,477,200     53.641         .52
J.C. Penney Co., Inc.                                      3,579,100     90.820         .87
May Department Stores Co.                                  1,960,300     67.998         .65
Wal-Mart Stores, Inc.                                        500,000     28.344         .27

Diversified Telecommunication Services  -  9.54%
AT&T Corp.                                                 2,650,000    123.887        1.19
CenturyTel, Inc.                                           2,500,000    101.094         .97
GTE Corp.                                                  1,438,200    107.865        1.03
SBC Communications Inc.                                    3,702,892    188.616        1.81
Sprint FON Group                                           4,207,000    312.632        3.00
U S WEST, Inc.                                             2,620,000    159.984        1.54

Transportation:  Rail & Road  -  1.38%
Burlington Northern Santa Fe Corp.                           250,000      7.969         .08
Norfolk Southern Corp.                                     4,415,000    107.891        1.03
Union Pacific Corp.                                          500,000     27.875         .27
                                                                    -----------------------
                                                                      1,534.435       14.72
                                                                    -----------------------

Finance

Banking  -  10.34%
AmSouth Bancorporation                                     2,700,000     69.525         .67
Bank of America Corp.                                      3,300,000    212.437        2.04
Bank of New York Co., Inc.                                   750,000     31.406         .30
BANK ONE CORP.                                             1,970,000     73.998         .71
Chase Manhattan Corp.                                      1,000,000     87.375         .84
Comerica Inc.                                                450,000     26.747         .26
First Security Corp.                                       2,500,000     64.062         .61
First Union Corp.                                          2,300,000     98.181         .94
Fleet Boston Corp. (formerly Fleet Financial                 700,000     30.538         .29
 Group, Inc.)
Huntington Bancshares Inc.                                 1,800,000     53.325         .51
J.P. Morgan & Co. Inc.                                       250,000     32.719         .31
KeyCorp                                                    1,000,000     27.938         .27
National City Corp.                                        1,000,000     29.500         .28
SunTrust Banks, Inc.                                         784,000     57.379         .55
U.S. Bancorp                                               1,000,000     37.063         .36
Wachovia Corp.                                               800,000     69.000         .66
Wells Fargo & Co.                                          1,600,000     76.600         .74

Financial Services  -  1.59%
Associates First Capital Corp., Class A                      393,336     14.357         .14
Fannie Mae                                                    50,000      3.538         .04
Household International, Inc.                              3,300,000    147.262        1.41

Insurance  -  3.65%
Allstate Corp.                                             3,850,000    110.688        1.06
American General Corp.                                     1,010,000     74.929         .72
Aon Corp.                                                  1,240,500     44.038         .42
Jefferson-Pilot Corp.                                        900,000     67.556         .65
Lincoln National Corp.                                       800,000     36.900         .36
SAFECO Corp.                                                 900,000     24.750         .24
St. Paul Companies, Inc.                                     663,300     21.226         .20

Real Estate  -  0.40%
Equity Residential Properties Trust                        1,000,000     41.812         .40
                                                                    -----------------------
                                                                      1,664.849       15.98
                                                                    -----------------------

Multi-Industry & Miscellaneous

Multi-Industry  -  1.71%
AlliedSignal Inc.                                          1,200,000     68.325         .66
Harsco Corp.                                               2,025,000     59.611         .57
Textron Inc.                                                 650,000     50.172         .48

Miscellaneous  -  3.66%
Other equity securities in initial period of acquisition                381.036        3.66
                                                                    -----------------------
                                                                        559.144        5.37
                                                                    -----------------------
TOTAL EQUITY SECURITIES (cost: $5,604.262 million)                    7,438.426       71.38



                                                          Principal
Bonds & Notes                                                Amount
-------------------------------------------------------------------------------------------

CORPORATE  -  0.12%
J. C. Penney Co., Inc. 9.05% 2001                         12,000,000     12.302         .12

U.S. TREASURY OBLIGATIONS -  6.58%
3.875% January 2009 (1)                                   100,000,00    100.021        0.96
13.750%   August 2004                                     48,500,000     63.520        0.61
3.739% July 2002 (1)                                      100,000,00    103.693        1.00
7.75% February 2001                                       56,000,000     57.374        0.55
5.625% November 2000                                      90,000,000     89.985        0.86
6.25% August 2000                                         90,000,000     90.492        0.87
6.375% May 2000                                           90,000,000     90.450        0.87
5.625% November 1999                                      90,000,000     90.056        0.86
                                                                    -----------------------
TOTAL BONDS & NOTES (cost:  $698.902 million)                           697.893        6.70
                                                                    -----------------------
TOTAL INVESTMENT SECURITIES (cost $6,303.164 million)                 8,136.319       78.08

                                                                        Market     Percent
                                                          Principal      Value      Of Net
Short-Term Securities                                        Amount (Millions)      Assets
--------------------------------------------              ---------------------------------
CORPORATE SHORT-TERM NOTES  -  13.08%

A I Credit Corp. 5.60% due 1/31/2000                      50,000,000     49.223         .47
American Express Credit Corp. 5.60%-5.85%                 51,500,000     50.552         .49
 due 2/16-2/17/2000
Associates First Capital Corp. 5.15%-5.68%                74,500,000     73.740         .71
 due 11/3/1999-2/7/2000
AT&T Corp. 5.70%-5.72% due 2/25-2/28/2000                 47,300,000     46.368         .44
BellSouth Telecommunications, Inc. 5.60%-5.62%            83,500,000     82.244         .79
 due 1/19-2/10/2000
CIT Group Holdings, Inc. 5.14% due 11/5/1999              38,000,000     37.972         .36
Coco-Cola Co. 5.29%-5.87% due 1/25-1/28/2000              40,400,000     39.809         .38
Duke Energy Corp. 5.33%-5.85% due 1/14-2/2/2000           60,000,000     59.171         .57
Eastman Kodak Co.  5.73%-5.85% due 1/20-2/14/2000         50,000,000     49.209         .47
E.I. du Pont de Nemours and Co. 5.25%-5.55%               53,200,000     52.643         .51
 due 11/29/1999-2/8/2000
Emerson Electric Co. 5.30%-5.60% due                      54,500,000     53.623         .51
 1/24-2/23/2000
Ford Motor Credit Co. 5.19%-5.68% due                     72,000,000     71.148         .68
 12/3/1999-1/25/2000
General Electric Capital Corp. 5.43%-5.97%                82,500,000     81.178         .78
 due 1/27-2/9/2000
H.J. Heinz Co. 5.33%-5.50% due 1/26-2/3/2000              64,500,000     63.496         .61
Household Finance Corp.  5.67%-5.96% due                  58,800,000     57.892         .56
 1/11-2/14/2000
IBM Credit Corp. 5.70% due 2/11/2000                      50,000,000     49.129         .47
Johnson & Johnson 4.78% due 11/1/1999 (2)                 24,900,000     24.896         .24
Lucent Technologies Inc. 5.30% due 12/10/1999             40,000,000     39.764         .38
Merck & Co., Inc. 5.29%-5.30% due 2/2-2/4/2000            40,800,000     40.146         .39
Monsanto Co. 5.30%-5.88% due 11/23/1999-3/3/2000          85,000,000     83.612         .80
National Rural Utilities Cooperative Finance Corp.
      5.28%-5.73% due 11/16/1999-2/18/2000                40,600,000     40.075         .38
Pfizer Inc 5.67%-5.85% due 2/14-3/28/2000                 59,300,000     58.069         .56
Procter & Gamble Co. 5.29%-5.90% due                      80,200,000     79.515         .76
 12/8/1999-1/10/2000
SBC Communications Inc. 5.67% due 3/3/2000 (2)            50,000,000     48.980         .47
Walt Disney Co. 5.84%-5.89% due 1/21/2000                 31,400,000     30.963         .30

Federal Agency Discount Notes  -  8.47%
Fannie Mae 4.75%-5.42% due 11/2/1999-2/9/2000             416,114,00    413.233        3.96
Federal Home Loan Banks 5.20%-5.53% due                   171,600,00    168.882        1.62
 11/10/1999-3/10/2000
Freddie Mac 4.77%-5.525% due 11/2/1999-3/2/2000           303,948,00    301.002        2.89
                                                                    -----------------------
TOTAL SHORT-TERM SECURITIES                                           2,246.534       21.55
 (cost: $2,248.093 million)
Excess of cash and receivables over payables                             38.374         .37
                                                                    -----------------------
TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES                     2,284.908       21.92
                                                                    -----------------------
NET ASSETS                                                           $10,421.22     100.00%

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Purchased in a private placement transaction;
    resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

Equity securities appearing in the portfolio since April 30, 1999

Abbott Laboratories
Burlington Northern Santa Fe
CenturyTel
Chevron
Conoco
Delphi Automotive Systems
Exxon
Harris
Hercules
Johnson Controls
Knight-Ridder
Mobil
National City
Northrop Grumman
Union Pacific

Equity securities eliminated from the portfolio since April 30, 1999

Alcoa
American Stores
Ameritech
Bankers Trust
Browning-Ferris Industries
Du Pont
Goodyear Tire & Rubber
Motorola
PennzEnergy
Transamerica
Union Camp




American Mutual Fund  Financial Statements
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                              (dollars in
at October 31, 1999                                                millions)
-------------------------------------------------------------------------------
Assets:
Investment securities at market
 (cost: $6,303.164)                                               $8,136.319
Short-term securities
 (cost: $2,248.093)                                                2,246.534
Cash                                                                    .245
Receivables for-
 Sales of investments                                $24.743
 Sales of fund's shares                                3.409
 Dividends and interest                               27.030          55.182
                                              ---------------------------------
                                                                  10,438.280
Liabilities:
Payables for-
 Purchases of investments                              3.327
 Repurchases of fund's shares                          7.136
 Management services                                   2.394
 Other expenses                                        4.196          17.053
                                              ---------------------------------
Net Assets at October 31, 1999-
 Equivalent to $30.09 per share on
 346,291,270 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                              $10,421.227
                                                             =================

-------------------------------------------------------------------------------
Statement of Operations                                          (dollars in
for the year ended October 31, 1999                                millions)
-------------------------------------------------------------------------------
Investment Income:
Income:
 Dividends                                       $   190.317
 Interest                                            153.180        $343.497
                                              -----------------
Expenses:
 Management services fee                              29.352
 Distribution expenses                                23.197
 Transfer agent fee                                    5.190
 Reports to shareholders                                .081
 Registration statement and
  prospectus                                            .381
 Postage, stationery and supplies                      1.123
 Directors' fees                                        .222
 Auditing and legal fees                                .059
 Custodian fee                                          .170
 Taxes other than federal income tax                    .098
 Other expenses                                         .161          60.034
                                              -------------------------------
 Net investment income                                               283.463
                                                             -----------------
Realized Gain and Unrealized
 Depreciation on Investments:
 Net realized gain                                                 1,844.287
 Net decrease in unrealized appreciation on
  investments:
  Beginning of year                                3,047.801
  End of year                                      1,831.596      (1,216.205)
                                              -------------------------------
  Net realized gain and unrealized
   depreciation on investments                                       628.082
                                                             ---------------
Net Increase in Net Assets Resulting
 from Operations                                                    $911.545
                                                             ================


-----------------------------------------------------------------------------
Statement of Changes in Net Assets                               (dollars in
                                                                   millions)
-------------------------------------------------------------------------------
                                              Year ended October 31
                                                        1999             1998
                                              -------------------------------
Operations:
Net investment income                            $   283.463     $   275.053
Net realized gain on investments                   1,844.287       1,003.521
Net unrealized appreciation (depreciation)
 on investments                                   (1,216.205)        115.593
                                              --------------------------------
 Net increase in net assets
  resulting from operations                          911.545       1,394.167
                                              -------------------------------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                (259.303)       (260.046)
Distributions from net realized
 gain on investments                                (957.004)       (769.233)
                                              --------------------------------
 Total dividends and distributions                (1,216.307)     (1,029.279)
                                              --------------------------------
Capital Share Transactions:
Proceeds from shares sold:
 25,199,667 and 28,085,473
 shares, respectively                                766.619         855.659
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 38,225,805 and 31,459,296
 shares, respectively                              1,105.758         928.317
Cost of shares repurchased:
 44,745,071 and 42,580,163
 shares, respectively                             (1,361.752)     (1,295.650)
                                              -------------------------------
 Net increase in net assets
  resulting from capital share
  transactions                                       510.625         488.326
                                              ---------------------------------
Total Increase in Net Assets                         205.863         853.214

Net Assets:
Beginning of year                                 10,215.364       9,362.150
                                              --------------------------------
End of year (including undistributed
 net investment income: $92.283
 and $68.123, respectively)                      $10,421.227     $10,215.364
                                              ================================



 See Notes to Financial Statements


Notes to Financial Statements
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

   SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

       SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -
Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

   The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

   As of October 31, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $1,832,353,000, of which $2,216,240,000 related to appreciated securities and $383,887,000 related to depreciated securities. During the year ended October 31, 1999, the fund realized, on a tax basis, a net capital gain of $1,844,278,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $8,550,500,000 at October 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

   INVESTMENT ADVISORY FEE - The fee of $29,352,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

   DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1999, distribution expenses under the Plan were $23,197,000. As of October 31, 1999, accrued and unpaid distribution expenses were $3,501,OOO. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,925,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,190,000.

   DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $679,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

   The fund made purchases and sales of investment securities, excluding short-term securities, of $3,491,242,000 and $4,111,829,OOO, respectively, during the year ended October 31, 1999.

    As of October 31, 1999, accumulated undistributed net realized gain on investments was $1,683,027,000 and additional paid-in capital was $6,468,030,000. The fund reclassified $133,258,000 from undistributed net realized gains to additional paid-in capital for the year ended October 31, 1999 as a result of permanent differences between book and tax.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $170,000 includes $23,000 that was paid by these credits rather than in cash.

American Mutual Fund
Per-Share Data and Ratios             Year endOctober 31

                                      ------- ------- -------------------
                                         1999    1998  1997  1996  1995
                                      ------- ------- -------------------
Net Asset Value, Beginning of
 Year                                  $31.18  $30.14 $26.54 24.17$21.60
                                      ------- ------- -------------------
 Income from Investment
  Operations:
  Net investment income                   .82     .84   .83   .84   .87
  Net gain on securities
  (both realized & unrealized)           1.78    3.48  5.19   3.52 3.41
                                      ------- ------- -------------------
   Total income from
    investment operations                2.60    4.32  6.02  4.36  4.28
                                      ------- ------- -------------------
 Less Distributions:
  Dividends (from net investment
   income)                               (.76)   (.80) (.81) (.84) (.84)
  Distributions (from
    capital gains)                      (2.93)  (2.48)(1.61)(1.15) (.87)
                                      ------- ------- -------------------
   Total distributions                  (3.69)  (3.28)(2.42)(1.99)(1.71)
                                      ------- ------- -------------------
Net Asset Value, End of Year           $30.09  $31.18 $30.14$26.54$24.17
                                      ======= ======= ===================

Total Return/1/                          9.01% 15.15% 24.19%18.89%21.25%


Ratios/Supplemental Data:
Net assets, end of year (in
 millions)                            $10,421 $10,215 $9,362$7,759$6,552
Ratio of expenses to average
 net assets                               .57%    .56% .58%  .59%  .59%
Ratio of net income to average
 net assets                              2.67%   2.75%2.95% 3.36% 3.92%
Portfolio turnover rate                41.53%  28.97% 19.16%24.21%23.31%



/1/Excludes maximum sales charge of
 5.75%.


Independent Auditors' Report

To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc., ("the Fund"),including the investment portfolio, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
November 30, 1999

TAX INFORMATION (UNAUDITED)

 We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

      Dividends and Distributions per Share

To Shareholders             Payment Date                     From Net           From Net
of Record                                                    Investment         Realized  Long-term
                                                             Income             Gains

December 10,1998            December 11,1998                 $.200              $2.930

March 26,1999               March 29,1999                     .185              -

June 25,1999                June 28,1999                      .185              -

September 24,1999           September 27,1999                 .185              -


  Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 66% of the dividends paid by the fund from net investment income represents qualifying dividends.

 Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 10% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

The funds also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

[American Funds Group(r)]
AMERICAN MUTUAL FUND

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission
Group; former President, Southern
California Edison Company

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company); former editor,
The Los Angeles Herald Examiner

JAMES K. DUNTON
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource
Group, LLC (development and management
of senior living communities)

MARY MYERS KAUPPILA
Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

BAILEY MORRIS-ECK*
Washington, D. C.
Senior Associate, Reuters Foundation;
Senior Fellow, Institute for International
Economics; Consultant,
The Independent of London;
former Vice President, Brookings Institution

ROBERT G. O'DONNELL
San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

KIRK P. PENDLETON
Huntingdon, Pennsylvania
Chairman of the Board and Chief
Executive Officer, Cairnwood, Inc.
(venture capital investment)

JAMES W. RATZLAFF
San Francisco, California
Vice Chairman of the Board of the fund
Senior Partner, The Capital Group
Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

STEVEN B. SAMPLE, PH.D.*
Los Angeles, California
President, University of Southern California;
Chairman, Association of Pacific Rim
Universities; past Chairman of the
Association of American Universities

CHAIRMAN EMERITUS

JON B. LOVELACE, JR.
Los Angeles, California
Chairman Emeritus of the fund
Chairman Emeritus, Capital Research and Management Company

OTHER OFFICERS

TIMOTHY D. ARMOUR
Los Angeles, California
Senior Vice President of the fund
Director, Capital Research and Management Company

JOYCE E. GORDON
Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

JOANNA F. JONSSON
San Francisco, California
Vice President of the fund
Vice President and Director,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS

American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL

O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS

Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180

OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.
*Effective November 16, 1999

E.H. Clark, Jr. and E. Eric Johnson retired from the board effective November
16. The Directors thank them for their many contributions.

Printed on recycled paper
Litho in USA CD/L/4453
Lit. No. AMF-011-1299